UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2025

BOISE CASCADE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-35805	20-1496201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices) (Zip Code)

(208) 384-6161
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c). Appointment of Certain Officers

On February 12, 2025, Boise Cascade Company ("Boise Cascade" or the "Company") issued a press release announcing that on February 7, 2025, its board of directors appointed Joanna Barney, age 51, Executive Vice President of Building Materials Distribution, with an effective date of February 17, 2025. Ms. Barney became Senior Vice President, Western Operations, Building Materials Distribution, in October 2023. Her previous positions with the Company’s Building Materials Distribution business include: Vice President, Western Operations, from May 2022 through October 2023; General Manager, Western Operations, from September 2021 through May 2022; and Branch Manager, from September 2015 through September 2021. Ms. Barney received a bachelor’s degree in business finance from the University of Utah.

In connection with her appointment as Executive Vice President of Building Materials Distribution, on February 7, 2025, the Compensation Committee of the Board of Directors approved Ms. Barney's annual base salary of $540,000 and an annual short-term incentive target of 80% of annual base salary, with an effective date of February 17, 2025. In addition, Ms. Barney's severance agreement, dated as of October 30, 2023, remains effective, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed October 31, 2022.

Item 7.01    Regulation FD Disclosure.

On February 7, 2025, Boise Cascade issued a press release announcing that its board of directors had declared a quarterly dividend of $0.21 per share to holders of its common stock, payable on March 19, 2025 to stockholders of record on February 24, 2025. The press release is furnished hereto as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01 of Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Boise Cascade Company Press Release, dated February 7, 2025.

99.2	Boise Cascade Company Press Release, dated February 12, 2025.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE COMPANY

	By	/s/ Jill Twedt
Jill Twedt Senior Vice President, General Counsel & Corporate Secretary
Date: February 12, 2025